diversifiedrestaurantholdingsinc.

NobleCon13

January 30, 2017



David Burke

Chief Executive Officer

Safe Harbor Statement

The information made available in this presentation contains forward-looking statements which reflect the Company's current view of future events, results of operations, cash flows, performance, business prospects and opportunities. Wherever used, the words "anticipate," "believe," "expect," "intend," "plan," "project," "will continue," "will likely result," "may," and similar expressions identify forward-looking statements as such term is defined in the Securities Exchange Act of 1934. Any such forward-looking statements are subject to risks and uncertainties and the Company's actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities could differ materially from historical results or current expectations. Some of these risks include, without limitation, the impact of economic and industry conditions, competition, food and drug safety issues, store expansion and remodeling, labor relations issues, costs of providing employee benefits, regulatory matters, legal and administrative proceedings, information technology, security, severe weather, natural disasters, accounting matters, other risk factors relating to our business or industry and other risks detailed from time to time in the Securities and Exchange Commission filings of DRH. Forward-looking statements contained herein speak only as of the date made and, thus, DRH undertakes no obligation to update or publicly announce the revision of any of the forward-looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason.

Who We Are

Largest Buffalo Wild Wings (BWW) Franchisee

- ✓ Leading operator, strong cash generator
- ✓ Track record of accretive BWW acquisitions
- ✓ Focused on profitability and financial strength
- ✓ Pure play franchisee: Recently spun off smaller Bagger Dave's concept

IPO: 2008 **NASDAQ: SAUC**

BWW Locations	64	Restaurant-level EBITDA Q3 2016 TTM (millions)	$32.7
Market Capitalization (millions)	$41.1	Q3 2016 TTM Revenue (millions)	$165.0
Recent Price	$1.54	Avg. Vol. (3 months, thousands)	62.5
52 wk. Price Range	$0.70- $2.65	Shares Outstanding (millions)	26.7
Insider Ownership	49%	Institutional Ownership	14%

Market Data as of January 25, 2017 [Source: Bloomberg LP]; Ownership as of most recent filing

Strategy

Focus on highly profitable BWW to drive earnings and free cash to reduce debt

Increase Free Cash Flow	• Sales growth and productivity initiatives • $1.5M-$2.0M reduction in G&A from spinoff • Lower interest expense on declining debt balances • Lower capital expenditures with reduced NRO's and measured pace of remodel activity
Strengthen Balance Sheet	• Total Debt at 12/25/16 was $121.9MM. • Paid down $4.7MM (net) in 2016 • By end of 2018: target $90M in debt and 3.0x Net Debt / Adjusted EBITDA
Focus on Buffalo Wild Wings	• Bagger Dave's spinoff completed • Enhance customer value with new initiatives and promotions • Full portfolio Stadia design by 2021; Current status: 27 of 64 remodeled

Wings. Beer. Sports.®

DRH diversifiedrestaurantholdingsinc.

- Total of 1,219 restaurants system wide[1]
- DRH owns 64 of 602 franchised locations[1] (11%)
- Distinctive branding
- Exceptional guest experience
- Wings, signature sauces and seasonings
- Domestic, imported and craft beers


WILD

[1] as of Q3 2016

Impressive BWW Unit Expansion

Solid Midwest Markets


19
22
33
36
42
62
64
2010
2011
2012
2013
2014
2015
2016


20
7
5
15
17
Restaurants

Acquisitions Drive Growth


MI / FL
9 Restaurants
$1.3M Total Consideration*
IN / IL
8 Restaurants
$14.7M Total Consideration
FL
3 Restaurants
$3.2M Total Consideration
MO
18 Restaurants
$54.0M Total Consideration
2010
2011
2012
2013
2014
2015
2016

- Solidifies standing as leading BWW franchisee
- Allows Expansion into new markets with growth opportunities
- Illustrates ability to transfer successful operating model

* Related-party transaction

BWW Initiatives & Promotions

DRH diversifiedrestaurantholdingsinc.

Opportunities to enhance economic value within our existing footprint

- Half-price wings Tuesdays
- New Blazin' Rewards™ program
- 15-minute lunch
- National promotion of online ordering
  - Triggered by "Blitz" BOGO days
- Enhanced/New App
  - Released Mid-December
  - Designed to enhance mobile orders
- Stadia Design – 27 stores upgraded
- Expanding revenue streams:
  - Delivery services – 24 locations
  - Banquets/catering
  - Large parties



Solid Performance in Challenging Market

$ millions

Revenue



$139.9
$165.0
2015
LTM
9/30/2016

Quarterly Revenue



$30.2
$28.5
$40.0
$41.3
$42.4
$40.4
$41.0
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016

- LTM includes St. Louis acquisition
- Enhancing customer value by focusing on BWW initiatives and promotions
- Driving traffic through improved customer experience with stadia design
- 2016: U.S. restaurant traffic dampened by changing consumer behavior, over capacity and election effect

Components may not equal totals due to rounding

Performance Metrics

Restaurant-level EBITDA and Margin[1]


$28.1
$32.7
20.1%
19.8%
2015
LTM 9/30/2016

Quarterly Restaurant-level EBITDA and Margin[1]


$6.7
$6.0
$7.7
$7.7
$9.0
$8.1
$7.9
22.2%
21.0%
19.3%
18.6%
21.2%
20.0%
19.3%
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016

- Sales initiatives and promotions gaining transaction
- Goal of 20+% Restaurant-level EBITDA

[1] *EBITDA adjusted for pre-opening and other one-time expenses. See EBITDA reconciliation on supplemental slide*

Balance Sheet


Total Debt
$61.8
$126.6
$121.9
2014
2015
2016


Cash & Cash Equivalents
$18.7
$14.2
$6.0
2014
2015
2016

- 2015: Funded St. Louis acquisition with $54 million cash on hand and debt
- Reduced total debt by $4.7 million in 2016
- Targeting $16 million of debt reduction in 2017*

* Guidance provided as of January 30, 2017

Lack of Recognition



EV / Restaurant-level EBITDA*
4.5x
5.8x
SAUC
BWLD

- Largest BWW Franchisee
- Reducing debt
- Growing earnings
- Investing capital efficiently

Data as of January 24, 2017
*EV/EBITDA is calculated as EV / Restaurant-level EBITDA
Source: Bloomberg LP

Investment Highlights

- ✓ Capitalizing on value of BWW
- ✓ Track record of organic and acquisitive growth
- ✓ Established market positioning
- ✓ Ability to leverage scale
- ✓ Strong restaurant operators
- ✓ Focused debt reduction plan
- ✓ Undervalued relative to peers


PATIO



DRH diversifiedrestaurantholdingsinc.

NobleCon13

January 30, 2017



Supplemental Slides



Management Team

DRH diversifiedrestaurantholdingsinc.

David Burke *Chief Executive Officer, President*	▪ Appointed President and Chief Executive Officer in October 2016 ▪ Served Chief Financial Officer and Treasurer since 2010; has served as a member of the Board of Directors since inception of the Company ▪ Prior to DRH, employed by Federal-Mogul with roles in finance, corporate development and marketing
Phyllis Knight *Chief Financial Officer, Treasurer*	▪ Appointed Chief Financial Officer and Treasurer in October 2016 ▪ More than 30 years of finance, accounting and leadership experience ▪ Prior to DRH, served as EVP and CFO of Polar Corporation and Champion Enterprises
Jason Curtis *Chief Operating Officer*	▪ Held the Chief Operating Officer position since 2002 ▪ Named to the BWLD Leadership Council to serve as a liaison between franchisees and the BWLD corporate office ▪ Certified by the National Restaurant Association as a Foodservice Management Professional

Adjusted EBITDA Reconciliation

For the fiscal year ended,	Q1 2015	Q2 2015	Q3 2015	Q4 2015	2015	Q1 2016	Q2 2016	Q3 2016
Sales	**$ 30.2**	**$ 28.5**	**$ 40.0**	**$ 41.3**	**$ 139.9**	**$ 42.4**	**$ 40.3**	**$ 41.0**
- Cost of Sales	8.7	8.0	11.3	11.4	39.4	11.9	11.3	11.3
- Labor & Benefits	7.0	6.8	10.0	10.1	34.0	10.3	10.1	10.2
Gross Profit	**$ 14.4**	**$ 13.7**	**$ 18.7**	**$ 19.7**	**$ 66.6**	**$ 20.2**	**$ 19.0**	**$ 19.6**
Gross Profit Margin (%)	*47.9%*	*48.0%*	*46.8%*	*47.9%*	*47.6%*	*47.7%*	*47.1%*	*47.8%*
- Restaurant Costs	7.7	7.7	11.0	12.1	38.5	11.2	10.9	11.7
Restaurant-Level EBITDA	**$ 6.7**	**$ 6.0**	**$ 7.7**	**$ 7.7**	**$ 28.1**	**$ 9.0**	**$ 8.1**	**$ 7.9**
Restaurant-Level EBITDA Margin (%)	*22.2%*	*21.0%*	*19.3%*	*18.6%*	*20.1%*	*21.2%*	*20.0%*	*19.3%*

EBITDA Reconciliation cont.

DRH diversifiedrestaurantholdingsinc.

(1)Restaurant-Level EBITDA represents net income (loss) attributable to DRH plus the sum of non-restaurant specific general and administrative expenses, restaurant pre-opening costs, loss on property and equipment disposals, the change in fair value of derivative instruments, depreciation and amortization, other income and expenses, interest, taxes, income attributable to non-controlling interest and non-recurring expenses related to acquisitions, equity offerings or other one-off transactions. Adjusted EBITDA represents net income (loss) attributable to DRH plus the sum of restaurant pre-opening costs, loss on property and equipment disposals, the change in fair value of derivative instruments, depreciation and amortization, other income and expenses, interest, taxes, income attributable to non-controlling interest, and non-recurring expenses. We are presenting Restaurant-Level EBITDA and Adjusted EBITDA, which are not presented in accordance with GAAP, because we believe they provide an additional metric by which to evaluate our operations. When considered together with our GAAP results and the reconciliation to our net income, we believe they provide a more complete understanding of our business than could be obtained absent this disclosure. We use Restaurant-Level EBITDA and Adjusted EBITDA, together with financial measures prepared in accordance with GAAP, such as revenue, income from operations, net income, and cash flows from operations, to assess our historical and prospective operating performance and to enhance the understanding of our core operating performance. Restaurant-Level EBITDA and Adjusted EBITDA are presented because: (i) we believe they are useful measures for investors to assess the operating performance of our business without the effect of non-cash depreciation and amortization expenses; (ii) we believe investors will find these measures useful in assessing our ability to service or incur indebtedness; and (iii) they are used internally as benchmarks to evaluate our operating performance or compare our performance to that of our competitors.

Additionally, we present Restaurant-Level EBITDA because it excludes the impact of general and administrative expenses and restaurant pre-opening costs, both which are non-recurring at the restaurant level. The use of Restaurant-Level EBITDA thereby enables us and our investors to compare our operating performance between periods and to compare our operating performance to the performance of our competitors. The measure is also widely used within the restaurant industry to evaluate restaurant level productivity, efficiency, and performance. The use of Restaurant-Level EBITDA and Adjusted EBITDA as performance measures permits a comparative assessment of our operating performance relative to our performance based on GAAP results, while isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. Companies within our industry exhibit significant variations with respect to capital structure and cost of capital (which affect interest expense and tax rates) and differences in book depreciation of property and equipment (which affect relative depreciation expense), including significant differences in the depreciable lives of similar assets among various companies. Our management team believes that Restaurant-Level EBITDA and Adjusted EBITDA facilitate company-to-company comparisons within our industry by eliminating some of the foregoing variations.

Restaurant-Level EBITDA and Adjusted EBITDA are not determined in accordance with GAAP and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing, or financing activities, or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP. Neither Restaurant-Level EBITDA nor Adjusted EBITDA should be considered as a measure of discretionary cash available to us to invest in the growth of our business. Restaurant-Level EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies and our presentation of Restaurant-Level EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual items. Our management recognizes that Restaurant-Level EBITDA and Adjusted EBITDA have limitations as analytical financial measures, including the following:

- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect our current capital expenditures or future requirements for capital expenditures;*
- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, associated with our indebtedness;*
- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect depreciation and amortization, which are non-cash charges, although the assets being depreciated and amortized will likely have to be replaced in the future, nor do Restaurant-Level EBITDA and Adjusted EBITDA reflect any cash requirements for such replacements;*
- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs;*
- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect disposals or other non-recurring income and expenses;*
- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect changes in fair value of derivative instruments;*
- *Restaurant-Level EBITDA and Adjusted EBITDA do not reflect restaurant pre-opening costs; and*
- *Restaurant-Level EBITDA does not reflect general and administrative expenses.*